Exhibit VIII
NORDIC INVESTMENT BANK
Medium-Term Notes, Series D
AMENDMENT NO. 2 TO THE
FISCAL AGENCY AGREEMENT DATED MAY 22, 2007
December 17, 2010
Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention:	Agency & Trust John Hannon
Dear Sirs:
     1. Introduction. In connection with the Medium-Term Notes, Series D (the “Notes”) of the Nordic Investment Bank (“NIB”) and the fiscal agency agreement dated as of May 22. 2007 between NIB and you in respect of the Notes (the “Fiscal Agency Agreement”), as amended by the Amendment No. 1 thereto dated October 2, 2009 (“Amendment No. 1”), NIB confirms with you this agreement to amend the Fiscal Agency Agreement (the “Amendment”) effective as of the date hereof as follows:
     2. Defined Terms.
     (i) All references in the Fiscal Agency Agreement, including in the Exhibits thereto, to “this Agreement” or the “Fiscal Agency Agreement” shall be understood to refer to the Fiscal Agency Agreement as amended by Amendment No. 1 and this Amendment.
     (ii) Except to the extent otherwise provided herein, capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Fiscal Agency Agreement.
     3. Amendment to the Cover Page. The cover page to the Fiscal Agency Agreement shall be and hereby is amended by deleting “$10,000,000,000” and substituting therefor “$20,000,000,000.”
     4. Amendment to Section 1. The first paragraph of Section 1 shall be and hereby is amended and restated as follows:
     “General. The Bank proposes to issue from time to time its Medium-Term Notes, Series D (collectively, the “Notes”) pursuant to the Selling Agency Agreement, dated May 22, 2007, as amended from time to time (the “Selling Agency Agreement”), among the Bank and the agents named therein (the “Agents”), having an aggregate initial public offering price or purchase price of up to

U.S. $20,000,000,000 or the equivalent thereof in other currencies or composite currencies.”
     5. Amendment to Section 4.
     (i) Section 4(a) shall be and hereby is amended by deleting the first reference to “$10,000,000,000” and substituting therefor “$20,000,000,000.”
     (ii) Section 4(a) shall be and hereby is further amended by deleting the second reference to “$10,000,000,000” and substituting therefor “U.S. $20,000,000,000.”
     (iii) The second sentence of Section 4(d) shall be and hereby is amended and restated as follows:
     “Each Note will have been executed by the manual or facsimile signatures of any two duly authorized signatories of the Bank.”
     6. Amendment to Section 6. Section 6(d) shall be and hereby is amended by deleting “the Bank of New York” and substituting therefor “The Bank of New York Mellon (formerly known as The Bank of New York).”
     7. Amendment to Section 10. Section 10 shall be and hereby is amended by deleting “TARGET” and substituting therefor “TARGET2.”
     8. Amendment to Section 18. Section 18 shall be and hereby is amended by deleting “National Association of Securities Dealers, Inc.” and substituting therefor “Financial Industry Regulatory Authority, Inc.”
     9. Amendment to Section 26. The first sentence of Section 26(c) shall be and hereby is amended and restated as follows:
     “The Bank hereby appoints the Honorary Consulate General of Sweden, with an office at 445 Park Avenue, 21st Floor, New York, New York 10022, U.S.A., as the agent (the “Authorized Agent”) upon whom process may be served in any action brought against the Bank in the courts of the State of New York or the courts of the United States of America, in either case located in The City of New York, arising out of or based on the Agreement or the Notes.”
     10. Amendment to Section 27. Section 27(i) shall be and hereby is amended and restated as follows:
“Nordic Investment Bank
Fabianinkatu 34
P.O. Box 249
FIN-00171 Helsinki, Finland
Attention: Chief Financial Officer
Telephone: +358 10 618 001
Telefax:     +358 10 618 0714”

     11. Amendments to the Exhibits.
     (i) Each reference in the Exhibits to “The Depositary Trust Company” shall be and hereby is deleted and replaced with a reference to “The Depository Trust Company.”
     (ii) Each reference in the Exhibits to “Cede & Co” shall be and hereby is deleted and replaced with a reference to “Cede & Co.”
     (iii) Each reference in the Exhibits to “National Association of Securities Dealers, Inc.” shall be and hereby is deleted and replaced with a reference to “Financial Industry Regulatory Authority, Inc.”
     (iv) Each reference in the Exhibits to the “TARGET System” shall be and hereby is deleted and replaced with a reference to the “TARGET2 System.”
     12. Amendments to Exhibit A.
     (i) The heading of Exhibit A shall be and hereby is amended by deleting “May 22, 2007” and substituting therefor “December 17, 2010.”
     (ii) The reference to “Citigroup Global Markets, Inc.” in the first paragraph of Exhibit A shall be and hereby is amended and restated as “Citigroup Global Markets Inc.”
     (iii) The first sentence of the section entitled “Issuance” under Part I of Exhibit A shall be and hereby is amended and restated as follows:
     “As of the date hereof, NIB will, and from time to time hereafter, NIB may, issue one or more master global securities in fully registered Form without coupons attached (each, a “Master Global Note”).”
     (iv) The first sentence of the section entitled “Denominations” under Part I of Exhibit A shall be and hereby is amended by inserting the following to the end of the sentence:
     “; provided that, unless otherwise permitted by then current laws and regulations, any Notes (including Notes denominated in Sterling) that have a maturity of less than one (1) year and in respect of which the issue proceeds are to be accepted by NIB in the United Kingdom or whose issue otherwise constitutes a contravention of section 19 of the Financial Services and Markets Act 2000 will have a minimum denomination of £100,000 (or its equivalent in other currencies).”
     (v) Subsection B of the section entitled “Settlement Procedures” under Part I of Exhibit A shall be and hereby is amended by deleting “$10,000,000,000” and substituting therefor “U.S. $20,000,000,000.”
     (vi) Subsection E of the section entitled “Settlement Procedures” under Part I of Exhibit A shall be and hereby is amended and restated as follows:

     “The Fiscal Agent will authenticate the Global Note representing such Book-Entry Note or, in the case of a Note that will be represented by a Master Global Note, will make an entry in the records of NIB maintained by the Fiscal Agent of the further provisions of such Note set forth in the pricing supplement to the Prospectus Supplement and the Prospectus, in the case of Registered Notes, or the 144A Prospectus, in the case of 144A Notes, relating to the issuance of such Note.”
     (vii) The first sentence of the section entitled “Denominations” under Part II of Exhibit A shall be and hereby is amended by inserting the following to the end of the sentence:
     “; provided that, unless otherwise permitted by then current laws and regulations, any Notes (including Notes denominated in Sterling) that have a maturity of less than one (1) year and in respect of which the issue proceeds are to be accepted by NIB in the United Kingdom or whose issue otherwise constitutes a contravention of section 19 of the Financial Services and Markets Act 2000 will have a minimum denomination of £100,000 (or its equivalent in other currencies).”
     13. Amendments to Exhibit B.
     (i) The first and second sentence of the first full paragraph of page B-1 of Exhibit B shall be and hereby are amended and restated as follows:
     “NORDISKA INVESTERINGSBANKEN (Nordic Investment Bank) (“Issuer”), an international financial institution existing pursuant to an agreement, dated February 11, 2004 among Denmark, Estonia, Finland, Iceland, Latvia, Lithuania, Norway and Sweden, which came into force on January 1, 2005, for value received, hereby promises to pay to Cede & Co. or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of Issuer (which records are maintained by Citibank, N.A. (“Paying Agent”)) as being evidenced by this Registered Master Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable on the principal amount for each such obligation.”
     (ii) The signature line for “Nordiska Investeringsbanken” on page B-1 of Exhibit B shall be and hereby is amended and restated as follows:

“Nordiska Investeringsbanken
By:
(Authorized Signatory)

By:
(Authorized Signatory).”

     (iii) The first sentence of the first paragraph of page B-2 of Exhibit B shall be and hereby is amended and restated as follows:

     “This Registered Master Note evidences indebtedness of Issuer of a single Series D and ranks unsubordinated and are designated Medium Term Notes, Series D, Due Nine Months or More from Date of Issue (the “Debt Obligations”), all issued or to be issued under and pursuant to a Fiscal Agency Agreement dated as of May 22, 2007, as amended from time to time (the “Fiscal Agency Agreement”), duly executed and delivered by Issuer to Citibank, N.A., as fiscal agent (“Fiscal Agent”), to which Fiscal Agency Agreement and all fiscal agency agreements supplemental thereto reference is hereby made for a description of the rights, duties, and immunities thereunder of the Fiscal Agent and the rights thereunder of the holders of the Debt Obligations.”
     (iv) The first paragraph of page B-2 of Exhibit B shall be and hereby is amended by deleting “$10,000,000,000” and substituting therefor “U.S. $20,000,000,000.”
     (iv) The fourth paragraph of page B-2 of Exhibit B shall be and hereby is amended and restated as follows:
     “FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)
this Registered Master Note and all rights hereunder, hereby irrevocably constituting and appointing                                          attorney to transfer said Registered Master Note on the books of Issuer with full power of substitution in the premises.”
     (v) The references to “May 22, 2007” in the heading and the first full paragraph of page B-4 of Exhibit B shall be and hereby are deleted and replaced with references to “December 17, 2010.”
     (vi) The reference “THE PROSPECTUS SUPPLEMENT DATED MAY 22, 2007” in second full paragraph of page B-4 of Exhibit B shall be and hereby is amended and restated as “THE PROSPECTUS SUPPLEMENT DATED MAY 22, 2007 (OR ANY PROSPECTUS SUPPLEMENT REPLACING SUCH PROSPECTUS SUPPLEMENT).”
     (vii) The first sentence of the first paragraph under the heading “General” on page B-4 of Exhibit B shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”

     (viii) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page B-5 of Exhibit B shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (ix) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page B-15 of Exhibit B shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     14. Amendments to Exhibit C.
     (i) The second sentence of the third paragraph on page D-2 of Exhibit C shall be and hereby is amended and restated as follows:
     “UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”
     (ii) The first and second sentence of the fourth paragraph on page D-2 of Exhibit C shall be and hereby are amended and restated as follows:
     “NORDISKA INVESTERINGSBANKEN (Nordic Investment Bank) (“Issuer”), an international financial institution existing pursuant to an agreement, dated February 11, 2004 among Denmark, Estonia, Finland, Iceland, Latvia, Lithuania, Norway and Sweden, which came into force on January 1, 2005, for value received, hereby promises to pay to Cede & Co. or its registered assigns: (i) on each principal payment date, including each amortization date, redemption date, repayment date, maturity date, and extended maturity date, as applicable, of each obligation identified on the records of Issuer (which records are maintained by Citibank, N.A. (“Paying Agent”)) as being evidenced by this 144A Master Note, the principal amount then due and payable for each such obligation, and (ii) on each interest payment date, if any, the interest then due and payable on the principal amount for each such obligation.”
     (iii) The signature line for “Nordiska Investeringsbanken” on page D-3 of Exhibit C shall be and hereby is amended and restated as follows:

“Nordiska Investeringsbanken
By:
(Authorized Signatory)

By:
(Authorized Signatory).”

     (iv) The first sentence of the first paragraph of page D-4 of Exhibit C shall be and hereby is amended and restated as follows:
     “This 144A Master Note evidences indebtedness of Issuer of a single Series D and ranks unsubordinated and are designated Medium Term Notes, Series D, Due Nine Months or More from Date of Issue (the “Debt Obligations”), all issued or to be issued under and pursuant to a Fiscal Agency Agreement dated as of May 22, 2007, as amended from time to time (the “Fiscal Agency Agreement”), duly executed and delivered by Issuer to Citibank, N.A., as fiscal agent (“Fiscal Agent”), to which Fiscal Agency Agreement and all fiscal agency agreements supplemental thereto reference is hereby made for a description of the rights, duties, and immunities thereunder of the Fiscal Agent and the rights thereunder of the holders of the Debt Obligations.”
     (v) The first paragraph of page D-4 of Exhibit C shall be and hereby is amended by deleting “$10,000,000,000” and substituting therefor “U.S. $20,000,000,000.”
     (vi) The fourth paragraph of page D-4 of Exhibit C shall be and hereby is amended and restated as follows:
     “FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)
this 144A Master Note and all rights hereunder, hereby irrevocably constituting and appointing                        attorney to transfer said 144A Master Note on the books of Issuer with full power of substitution in the premises.”
     (vii) The references to “May 22, 2007” in the heading and the first full paragraph of page D-6 of Exhibit C shall be and hereby are deleted and replaced with references to “December 17, 2010.”
     (viii) The reference “THE PROSPECTUS SUPPLEMENT DATED MAY 22, 2007” in second full paragraph of page D-6 of Exhibit C shall be and hereby is amended and restated as “THE PROSPECTUS SUPPLEMENT DATED MAY 22, 2007 (OR ANY PROSPECTUS SUPPLEMENT REPLACING SUCH PROSPECTUS SUPPLEMENT).”
     (ix) The first sentence of the first paragraph under the heading “General” on page D-6 of Exhibit C shall be and hereby is amended and restated as follows:

     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (x) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page D-7 of Exhibit C shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (xi) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page D-17 of Exhibit C shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     15. Amendments to Exhibit D.
     (i) The first paragraph and the signature line for “Nordic Investment Bank” on page D-6 of Exhibit D shall be and hereby are amended and restated as follows:
     “IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of two duly authorized signatories of the Bank, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank
By:
Authorized Signatory

By:
Authorized Signatory.”

     (ii) The first sentence of the first paragraph under the heading “General” on page R-1 of Exhibit D shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (iii) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page R-1 of Exhibit D shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (iv) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page R-7 of Exhibit D shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     16. Amendments to Exhibit E.
     (i) The second sentence of the fifth paragraph on page R-2 of Exhibit E shall be and hereby is amended and restated as follows:
     “UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”
     (ii) The first paragraph and the signature line for “Nordic Investment Bank” on page R-7 of Exhibit E shall be and hereby are amended and restated as follows:
     “IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of two duly authorized signatories of the Bank, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank
By:
Authorized Signatory

By:
Authorized Signatory.”

     (iii) The first sentence of the first paragraph under the heading “General” on page E-1 of Exhibit E shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (iv) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page E-1 of Exhibit E shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (v) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page R-7 of Exhibit E shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     17. Amendments to Exhibit F.
     (i) The first paragraph and the signature line for “Nordic Investment Bank” on page F-6 of Exhibit F shall be and hereby are amended and restated as follows:
     “IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of two duly authorized signatories of the Bank, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank
By:
Authorized Signatory

By:
Authorized Signatory.”

     (ii) The first sentence of the first paragraph under the heading “General” on page R-1 of Exhibit F shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (iii) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page R-1 of Exhibit F shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (iv) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page R-11 of Exhibit F shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     18. Amendments to Exhibit G.
     (i) The second sentence of the fifth paragraph on page G-2 of Exhibit G shall be and hereby is amended and restated as follows:
     “UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”
     (ii) The first paragraph and the signature line for “Nordic Investment Bank” on page G-8 of Exhibit G shall be and hereby are amended and restated as follows:
     “IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of two duly authorized signatories of the Bank, all in The City of New York, State of New York, United States of America.

Dated:

Nordic Investment Bank
By:
Authorized Signatory

By:
Authorized Signatory.”

     (iii) The first sentence of the first paragraph under the heading “General” on page I-1 of Exhibit G shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (iv) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page I-1 of Exhibit G shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (v) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page G-11 of Exhibit G shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     19. Amendments to Exhibit H.
     (i) The first paragraph and the signature line for “Nordic Investment Bank” on page H-4 of Exhibit H shall be and hereby are amended and restated as follows:
     “IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of two duly authorized signatories of the Bank, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank
By:
Authorized Signatory

By:
Authorized Signatory.”

     (ii) The first sentence of the first paragraph under the heading “General” on page H-1 of Exhibit H shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (iii) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page H-1 of Exhibit H shall be and hereby is amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (iv) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page H-11 of Exhibit H shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     20. Amendments to Exhibit I.
     (i) The second sentence of the fifth full paragraph on page G-2 of Exhibit I shall be and hereby is amended and restated as follows:
     “UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO NIB OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.”
     (ii) The first paragraph and the signature line for “Nordic Investment Bank” on page G-6 of Exhibit I shall be and hereby are amended and restated as follows:

     “IN WITNESS WHEREOF, Nordic Investment Bank has caused this Note to be executed with the facsimile signatures of two duly authorized signatories of the Bank, all in The City of New York, State of New York, United States of America.
Dated:

Nordic Investment Bank
By:
Authorized Signatory

By:
Authorized Signatory.”

     (iii) The first sentence of the first paragraph under the heading “General” on page R-1 of Exhibit I shall be and hereby is amended and restated as follows:
     “This Note is one of a duly authorized issue of Medium-Term Notes, Series D (the “Notes”) of Nordic Investment Bank, due not less than nine months from date of issue, limited in aggregate principal amount at any time to U.S. $20,000,000,000, or the equivalent thereof in other currencies or composite currencies, less the aggregate in U.S. dollars of the principal amount of all indebtedness of the Issuer in this Series D issued up to such time.”
     (iv) The reference to the “Fiscal Agency Agreement, dated as of May 22, 2007” in the first paragraph under the heading “General” on page R-1 of Exhibit I shall be and hereby amended and restated as the “Fiscal Agency Agreement, dated as of May 22, 2007, as amended from time to time.”
     (v) The first sentence of the second paragraph under the heading “Governing Law; Waiver” on page R-11 of Exhibit I shall be and hereby is amended and restated as follows:
     “As more fully set forth in the Fiscal Agency Agreement and except as limited therein, NIB has appointed the Honorary Consulate General of Sweden as its authorized agent upon which process may be served in any action arising out of or based on the Notes which may be instituted in any State or Federal court in the City of New York, and NIB hereby expressly accepts (to the fullest extent permitted by law) the jurisdiction of any such court in respect of any such action.”
     21. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, except with respect to its authorization and execution on behalf of NIB.
     22. Counterparts. This Amendment may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

     If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

Very truly yours, NORDIC INVESTMENT BANK
By	/s/ Lars Eibeholm
	Name:	Lars Eibeholm
	Title:	Vice President CFO, Head of Treasury

By	/s/ Sten Holmberg
	Name:	Sten Holmberg
	Title:	Chief Counsel

CONFIRMED AND ACCEPTED, as of December 17, 2010: CITIBANK, N.A.
By	/s/ John Hannon
Authorized Signatory